                                  CERTIFICATION

I, R. Paul Gray certify that:

1. I have reviewed this annual report on Form 10KSB of Power 3 Medical Powers, Inc.;
2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
3. Based on my knowledge, the financial statements, and other financial information included in the this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for the periods presented in this annual report;
4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))for the registrant and have:
        a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including the consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
        b. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
           conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
        c. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the
           registrant's most recent fiscal quarter (the registrants fourth fiscal quarter in the case of an annual report) that has
           materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
           reporting; and
5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and audit commitee of the registrant's board of directors (or persons performing the equivalent functions):
        a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information
        b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting

Date:April 14, 2004
                                                   /s/ R. Paul Gray
                                                   By: R. Paul Gray
                                                   Title: Chief Financial Officer